Exhibit 99.1

EchoStar Corporation Announces Amendments to Exchange Offers for Certain Outstanding Notes Issued by DISH DBS Corporation for New DBS Notes (as defined herein) That Will Be Mandatorily Exchanged for New Secured Notes Issued by DTV Issuer (as defined herein) Immediately Prior to the Consummation of the Acquisition Transaction (as defined below) and Subject to the Satisfaction of the Terms and Conditions Described in the Exchange Offering Memorandum

Englewood, Colo., October 28, 2024 —EchoStar Corporation (Nasdaq: SATS) (“EchoStar”), today announced that DISH DBS Corporation (“DBS”) has amended certain terms of its previously announced offers to exchange (the “Exchange Offers”) any and all of its (a) 5.25% Senior Secured Notes due 2026 (the “Outstanding 2026 DBS Secured Notes”), (b) 5.75% Senior Secured Notes due 2028 (the “Outstanding 2028 DBS Secured Notes”), (c) 7.75% Senior Notes due 2026 (the “Outstanding 2026 DBS Notes”), (d) 7.375% Senior Notes due 2028 (the “Outstanding 2028 DBS Notes”) and (e) 5.125% Senior Notes due 2029 (the “Outstanding 2029 DBS Notes” and, together with the Outstanding 2026 DBS Secured Notes, the Outstanding 2028 DBS Secured Notes, the Outstanding 2026 DBS Notes and the Outstanding 2028 DBS Notes, the “Outstanding Notes”) for an equal principal amount of new notes issued by DBS (the “New DBS Notes”) that will be issued with substantially the same terms as the corresponding series of Outstanding Notes, including maturity, interest rate, interest payment dates and covenants, except for certain changes, including to facilitate the acquisition of the DISH Pay-TV Business by DIRECTV Holdings LLC, pursuant to an Equity Purchase Agreement (the “Purchase Agreement”) between DIRECTV Holdings LLC (“Purchaser”) and EchoStar (the “Acquisition Transaction”), such as that if the Acquisition Transaction is or will be consummated on or prior to the Outside Date (as defined in the Exchange Offering Memorandum), then immediately prior to the consummation of the Acquisition Transaction, such New DBS Notes will be acquired by Purchaser, an affiliate of the DTV Issuer, in a mandatory exchange, at the applicable exchange rate described in the table below (the “Mandatory Exchange Consideration”), with no further action by the holder of the New DBS Notes, for the applicable series of New DTV Issuer Notes set forth in the table below (the “New DTV Issuer Notes”, and together with the New DBS Notes, the “New Notes”), in each case to be issued by DIRECTV Financing, LLC and DIRECTV Financing Co-Obligor, Inc. (together with DIRECTV Financing, LLC, the “DTV Issuer”) with the terms set forth in the form of New DTV Issuer Notes Indentures included in the exchange offer memorandum and consent solicitation statement, dated September 30, 2024 (the “Original Exchange Offering Memorandum”) (each such mandatory exchange, a “Mandatory Acquisition/Exchange” and collectively, the “Mandatory Acquisition/Exchanges”, and the reduction in the principal amount of New DBS Notes resulting from the Mandatory Acquisition/Exchanges is herein referred to as the “Principal Reduction”). The Original Exchange Offering Memorandum has been supplemented by Supplement No. 1, dated October 28, 2024 (the “Supplement” and together with the Original Exchange Offering Memorandum, the “Exchange Offering Memorandum”).

The amendments to the Exchange Offers set forth herein and in the Supplement (i) decrease the Discount Amount (as defined below) to at least $1,498,625,000, (ii) increase the Mandatory Exchange Consideration issuable in the form of New 2029 DTV Issuer Secured Notes, New 2031-Series B DTV Issuer Secured Notes and New 2032 DTV Issuer Secured Notes as described in the table below, (iii) extend the Expiration Time (as defined in the Exchange Offering Memorandum) to 5:00 p.m., New York City time on November 12, 2024, (iv) amend and restate, in their entirety, the sections entitled “Unaudited Pro Forma Financial Information” and “Information About DIRECTV—Capitalization” of the Original Exchange Offer Memorandum and (v) amend and restate Section 3.07 of and Form of Note to Appendix A-3 of the Original Exchange Offering Memorandum to align with the optional redemption provisions of the Outstanding 2028 DBS Notes.

The following table describes certain terms of the Exchange Offers as amended (including the amended Mandatory Exchange Consideration of the (i) New 2029 DTV Issuer Secured Notes, (ii) the New 2031-Series B DTV Issuer Secured Notes and (iii) New 2032 DTV Issuer Secured Notes set forth in the last column):

Outstanding Notes				Exchange Consideration - New DBS Notes	Mandatory Exchange Consideration – New DTV Issuer Notes
For each $1,000 Principal Amount of the Relevant Series of Outstanding Notes	CUSIP(1)	ISIN(1)	Outstanding Aggregate Principal Amount	Principal Amount and Applicable Series of New DBS Notes to be Issued	Principal Amount and Applicable Series of New DTV Issuer Notes to be Issued in the Mandatory Acquisition/Exchanges
5.25% Senior Secured Notes due 2026 (“Outstanding 2026 DBS Secured Notes”)	25470XBE4 / U25486AQ1	US25470XBE40 / USU25486AQ11	$2,750,000,000	$1,000 principal amount of 5.25% First Lien Notes due 2026 (“New 2026 DBS First Lien Notes”)	$930 principal amount of new 8.875% Senior Secured Notes due 2028 (the “New 2028 DTV Issuer Secured Notes”)
5.75% Senior Secured Notes due 2028 (“Outstanding 2028 DBS Secured Notes”)	25470XBF1 / U25486AR9	US25470XBF15 / USU25486AR93	$2,500,000,000	$1,000 principal amount of 5.75% First Lien Notes due 2028 (“New 2028 DBS First Lien Notes”)	$870 principal amount of new 8.875% Senior Secured Notes due 2031 (the “New 2031-Series A DTV Issuer Secured Notes”)
7.75% Senior Notes due 2026 (“Outstanding 2026 DBS Notes”)	25470XAY1 / U25486AM0 / 25470XAX3	US25470XAX30 / USU25486AM07 / US25470XAY13	$2,000,000,000	$1,000 principal amount of 7.75% Second Lien Notes due 2026 (“New 2026 DBS Second Lien Notes”)	$855 principal amount of new 8.875% Senior Secured Notes due 2029 (the “New 2029 DTV Issuer Secured Notes”)
7.375% Senior Notes due 2028 (“Outstanding 2028 DBS Notes”)	25470XBB0 / U25486AN8 / 25470XAZ8	US25470XAZ87 / USU25486AN89 / US25470XBB01	$1,000,000,000	$1,000 principal amount of 7.375% Second Lien Notes due 2028 (“New 2028 DBS Second Lien Notes”)	$740 principal amount of new 8.875% Senior Secured Notes due 2031 (the “New 2031-Series B DTV Issuer Secured Notes”)
5.125% Senior Notes due 2029 (“Outstanding 2029 DBS Notes”)	25470XBD6 / U25486AP3 / 25470XBC8	US25470XBC83 / USU25486AP38 / US25470XBD66	$1,500,000,000	$1,000 principal amount of 5.125% Second Lien Notes due 2029 (“New 2029 DBS Second Lien Notes”)	$660 principal amount of new 8.875% Senior Secured Notes due 2032 (the “New 2032 DTV Issuer Secured Notes”)

(1) No representation is made as to the correctness or accuracy of the CUSIP numbers or ISINs listed herein or printed on the Outstanding Notes. They are provided solely for convenience.

The Mandatory Exchange Consideration has been amended to increase the principal amount of the applicable series of New DTV Issuer Notes issuable in the Mandatory Acquisition/Exchanges by $65, $60 and $60 per $1,000 principal amount for the New 2026 DBS Second Lien Notes, the New 2028 DBS Second Lien Notes and the New 2029 DBS Second Lien Notes, respectively, exchanged in the Mandatory Acquisition/Exchanges. The Mandatory Exchange Consideration is accordingly amended as shown in the table below:

For each $1,000 Principal Amount of the Relevant Series of New DBS Notes	Principal Amount and Applicable Series of New DTV Issuer Notes to be Issued in the Mandatory Acquisition/Exchanges
New 2026 DBS First Lien Notes	$930 principal amount of New 2028 DTV Issuer Secured Notes
New 2028 DBS First Lien Notes	$870 principal amount of New 2031-Series A DTV Issuer Secured Notes
New 2026 DBS Second Lien Notes	$855 principal amount of New 2029 DTV Issuer Secured Notes
New 2028 DBS Second Lien Notes	$740 principal amount of New 2031-Series B DTV Issuer Secured Notes
New 2029 DBS Second Lien Notes	$660 principal amount of New 2032 DTV Issuer Secured Notes

Except as described herein, other terms of the previously announced Exchange Offers and related consent solicitations as described in the Exchange Offering Memorandum (the “Consent Solicitations”) remain unchanged. The Exchange Offers are conditioned upon the valid tenders for exchange being received from Eligible Holders (as defined below) of such series of Outstanding Notes and accepted in the relevant Exchange Offer of at least 66 2/3% in aggregate principal amount of the Outstanding Notes of such series currently outstanding, excluding any such Outstanding Notes held by DBS or any of its affiliates (the “Minimum Series Exchange Condition”). In addition, the inclusion in the New DBS Notes Indentures of the Mandatory Acquisition/Exchanges feature, is conditioned upon (i) the satisfaction or waiver of the conditions described herein, including the Minimum Series Exchange Condition, with respect to all series of the Outstanding Notes and (ii) the valid tenders for exchange being received and accepted from Eligible Holders of the Outstanding Notes as would result in a Discount Amount of at least $1,498,625,000, as amended ((i) and (ii) together, the “Acquisition Consent Threshold Condition”). The “Discount Amount” shall mean the aggregate amount of Principal Reduction that would be applicable to the New DBS Notes (aggregated among all such New DBS Notes) that would be issued on the settlement date.

Holders of Outstanding Notes should read carefully and in its entirety the Exchange Offering Memorandum before deciding whether to exchange their Outstanding Notes. Full details of the terms and conditions of the Exchange Offers and Consent Solicitations are described in the Exchange Offering Memorandum. The Exchange Offers and Consent Solicitations are only being made pursuant to, and the information in this press release is qualified in its entirety by reference to, the Exchange Offering Memorandum, which is being sent by DBS to Eligible Holders of the Outstanding Notes. Eligible Holders of the Outstanding Notes are encouraged to read these documents, as they contain important information regarding the Exchange Offers and the Consent Solicitations.

Each of the Exchange Offers is a separate offer and/or solicitation, and each may be individually amended, extended, terminated or withdrawn, subject to certain conditions and applicable law, at any time in DBS’s sole discretion, and without amending, extending, terminating or withdrawing any other Exchange Offer. Additionally, notwithstanding any other provision of the Exchange Offers, DBS’s obligations to accept and exchange any of the Outstanding Notes validly tendered pursuant to an Exchange Offer is subject, among other things, to the satisfaction or waiver of certain conditions, as described in the Exchange Offering Memorandum, and DBS expressly reserves its right, subject to applicable law, to terminate any Exchange Offer at any time.

As of the close of business on October 28, 2024, a total of (i) $121,224,000 principal amount of Outstanding 2026 DBS Secured Notes, (ii) $105,827,000 principal amount of Outstanding 2028 DBS Secured Notes, (iii) $53,816,000 principal amount of Outstanding 2026 DBS Notes, (iv) $42,162,000 principal amount of Outstanding 2028 DBS Notes and (v) $53,141,000 principal amount of Outstanding 2029 DBS Notes had been validly tendered and not withdrawn. Eligible Holders that have previously validly tendered (and not validly withdrawn) their Outstanding Notes pursuant to the procedures set forth in the Exchange Offer Memorandum are not required to take any further action to be eligible to receive the Exchange Consideration.

The Exchange Offers and Consent Solicitations are being made, and the applicable series of New Notes are being offered, only to holders of the Outstanding Notes who are either (a) persons who are reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or (b) persons other than “U.S. persons” as defined in Regulation S under the Securities Act and who are otherwise in compliance with the requirements of Regulation S; provided that, in each case, if the holder is in the European Economic Area or the United Kingdom, such holder is a qualified investor and is not a retail investor. With respect to holders in the European Economic Area, a “retail investor” means a person who is one (or more) of: (i) a “retail client” as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a “customer” within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129. The holders of Outstanding Notes who have certified to DBS that they are eligible to participate in the Exchange Offers and Consent Solicitations pursuant to at least one of the foregoing conditions are referred to as “Eligible Holders.” Eligible Holders may go to https://deals.is.kroll.com/DISHDBS to confirm their eligibility.

None of EchoStar, DBS, DTV Issuer, any of their respective subsidiaries or affiliates, or any of their respective officers, boards of directors or directors, the dealer managers, the solicitation agent, the exchange agent and information agent or any trustee is making any recommendation as to whether Eligible Holders should tender any Outstanding Notes in response to the Exchange Offers or deliver any consents pursuant to the Consent Solicitations and no one has been authorized by any of them to make such a recommendation. Eligible Holders must make their own decision as to whether to tender their Outstanding Notes and deliver consents, and, if so, the principal amount of Outstanding Notes as to which action is to be taken.

The Exchange Offers and the Consent Solicitations are not being made to Eligible Holders of Outstanding Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

The New Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The New Notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any issuance of New Notes in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.

PJT Partners LP and Barclays Capital Inc. are acting as dealer managers for the Exchange Offers and Consent Solicitations. Kroll Issuer Services Limited is acting as exchange agent and information agent for the Exchange Offers and Consent Solicitations.

This press release does not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities and is also not a solicitation of the related consents, nor shall there be any exchange of the New Notes for Outstanding Notes pursuant to the Exchange Offers in any jurisdiction in which such exchanges would be unlawful prior to registration or qualification under the laws of such jurisdiction.

About EchoStar Corporation

EchoStar Corporation (Nasdaq: SATS) is a premier provider of technology, networking services, television entertainment and connectivity, offering consumer, enterprise, operator and government solutions worldwide under its EchoStar®, Boost Mobile®, Sling TV, DISH TV, Hughes®, HughesNet®, HughesON™, and JUPITER™ brands. In Europe, EchoStar operates under its EchoStar Mobile Limited subsidiary and in Australia, the company operates as EchoStar Global Australia.

©2024 EchoStar, Hughes, HughesNet, DISH and Boost Mobile are registered trademarks of one or more affiliate companies of EchoStar Corp.

Where You Can Find Additional Information

As noted above, further details regarding the terms and conditions of the Exchange Offers can be found in the Exchange Offering Memorandum. ANY ELIGIBLE HOLDER HOLDING OUTSTANDING NOTES IS URGED TO READ THE EXCHANGE OFFERING MEMORANDUM THAT HAS BEEN MADE AVAILABLE TO THEM BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT DBS, THE ACQUISITION TRANSACTION AND THE EXCHANGE OFFER.

For additional information regarding the Exchange Offers and Consent Solicitation, please contact: (i) PJT Partners LP at DISHDBS_Exchange@pjtpartners.com or (212) 364-7117 or (ii) Barclays Capital Inc. at us.lm@barclays.com or (800) 438-3242 (toll-free) or (212) 528-7581 (collect). Requests from Eligible Holders for the Exchange Offering Memorandum and other documents relating to the Exchange Offers and Consent Solicitations may be directed to Kroll Issuer Services Limited, the exchange agent and information agent for the Exchange Offers and Consent Solicitations, by sending an email to DISHDBS@is.kroll.com or by calling (855) 388-4578 (U.S. toll-free) or (646) 937-7769 (International). Eligible Holders will be required to confirm their eligibility prior to receiving the Exchange Offering Memorandum and other documents relating to the Exchange Offers and Consent Solicitations. Holders can certify eligibility on the eligibility website at: https://deals.is.kroll.com/dishdbs.

Forward-looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, statements about plans, objectives and strategies, growth opportunities in our industries and businesses, our expectations regarding future results, financial condition, liquidity and capital requirements, estimates regarding the impact of regulatory developments and legal proceedings, and other trends and projections. Forward-looking statements are not historical facts and may be identified by words such as “future,” “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “estimate,” “expect,” “predict,” “will,” “would,” “could,” “can,” “may,” and similar terms. These forward-looking statements are based on information available to us as of the date hereof and represent management's current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. Accordingly, actual performance, events or results could differ materially from those expressed or implied in the forward-looking statements due to a number of factors. Additional information concerning these risk factors is contained in each of EchoStar’s, DISH Network Corporation’s and DBS’s most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in EchoStar’s and DBS’s subsequent Current Reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings, which are accessible on the SEC’s website at www.sec.gov. All cautionary statements made or referred to herein should be read as being applicable to all forward-looking statements wherever they appear. You should consider the risks and uncertainties described or referred to herein and should not place undue reliance on any forward-looking statements. The forward-looking statements speak only as of the date made. We do not undertake, and specifically disclaim, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Should one or more of the risks or uncertainties described herein or in any documents we file with the SEC occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.